                                                                     EXHIBIT 4.3

                                AMENDMENT NO. 1
                                       TO
                         REGISTRATION RIGHTS AGREEMENT


          Amendment No. 1 to Registration Rights Agreement (this "Amendment"), dated as of July ___, 1997, is by and among J.L. Holloway, Carl M. Crawford, Ronald W. Schnoor, James A. Lowe, III, John F. Alford, Holloway Partners, L.P., Crawford Children's Trust, and Bodin Children's Trust, and Friede Goldman International Inc. (the "Company").

                                    RECITALS
                                    --------

          WHEREAS, the Company, J.L. Holloway, Carl M. Crawford, Ronald W. Schnoor, James A. Lowe, III and John F. Alford desire to amend the Registration Rights Agreement, dated as of May 21, 1997, by and among such parties (the "Registration Rights Agreement") to include Holloway Partners, L.P., Crawford Children's Trust and Bodin Children's Trust within the definition of "Holders" therein;

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto hereby agree as follows:

          1. The Registration Rights Agreement is hereby amended by changing the definition of "Holders" to include J.L. Holloway, Carl M. Crawford, Ronald W. Schnoor, James A. Lowe, III, John F. Alford, Holloway Partners, L.P., Crawford Children's Trust and Bodin Children's Trust.

          2. Section 12 of the Registration Rights Agreement is hereby amended to include the following in the list of recipients for notice:

               If to Holloway Partners, L.P.:

               J.L. Holloway
               525 E. Capital Street
               Jackson, Mississippi 39201
               Telecopier No.: (601) 352-0588

               If to Crawford Children's Trust or Bodin Children's Trust:

               [Name of Trustee]
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          IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be signed on the date first above written.


                                        FRIEDE GOLDMAN INTERNATIONAL INC.


                                        By: -----------------------------
                                            Name:   J. L. Holloway
                                            Title:  Chairman of the Board,
                                                    President and Chief
                                                    Executive Officer


                                        ---------------------------------
                                                  J. L. Holloway


                                        ---------------------------------
                                                  Carl M. Crawford


                                        ---------------------------------
                                                  Ronald W. Schnoor


                                        ---------------------------------
                                                  James A. Lowe III


                                        ---------------------------------
                                                  John F. Alford

                                        HOLLOWAY PARTNERS, L.P.


                                        By: ------------------------------
                                            Name:
                                            Title:

                                        CRAWFORD CHILDREN'S TRUST


                                        By: ------------------------------
                                            Name:
                                            Title:

                                        BODIN CHILDREN'S TRUST


                                        By: ------------------------------
                                            Name:
                                            Title: